Exhibit 99.1

.MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 IMPORTANT SPECIAL MEETING INFORMATION 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 X Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Central Time, on September 7, 2018. Vote by Internet • Go to www.investorvote.com/FIIT • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Special Meeting Proxy Card 1234 5678 9012 345 q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS. ForAgainst Abstain + ForAgainst Abstain 1. Merger Proposal. To approve an Agreement and Plan of Reorganization among First Security, German American Bancorp, First Security Bank, and German American Bank, which provides that upon completion of the merger of First Security with and into German American, each share of First Security common stock will be exchanged into 0.7982 shares of German American common stock, and a cash payment of $12.00, subject to adjustment, as further described in the accompanying proxy statement/prospectus. 3. To transact such other business as may be properly presented at the special meeting and any adjournments or postponements of the special meeting. B Non-Voting Items Change of Address — Please print new address below. 2. Adjournment Proposal. To approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger proposal. Meeting Attendance Mark box to the right if you plan to attend the Special Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below (When signing as attorney, executor, administrator, trustee or guardian, give full title. If more than one trustee, all should sign. All joint owners must sign.) Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE + 1 U P X 3 8 4 5 2 7 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM 02VQRB

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q PROXY — FIRST SECURITY, INC. PROXY FOR SPECIAL MEETING OF SHAREHOLDERS The Undersigned Shareholder of FIRST SECURITY, INC., a Kentucky corporation, hereby appoints Michael F. Beckwith and Lee A. Mitchell, or either of them acting in the absence of the other, as the attorneys and proxies of the undersigned with full power of substitution, to vote all shares of stock of First Security, Inc., which the undersigned holds of record at the close of business on July 26, 2018, and is entitled to vote at the Special Meeting of Shareholders to be held at the main office of First Security Bank, 313 Frederica Street, Owensboro, Kentucky at 9 AM on September 7, 2018, and at any adjournment thereof as designated below and in their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof. This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted for each proposal stated. If any other business is presented at such meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE, AND SIGN THIS PROXY CARD, AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.